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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 24, 1998

                                   JSCE, INC.
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                 (Exact Name of Registrant as Specified in its Charter)

            Delaware                     11951                   37-1337160
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 (State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

              150 North Michigan Avenue
                  Chicago, Illinois                        60601-7568
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (312) 346-6600
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                 (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5.        Other Events.

     On November 24, 1998 and December 1, 1998, Smurfit-Stone Container Corporation (the "Company"), a Delaware corporation and the parent company of JSCE, Inc., a Delaware corporation, issued press releases announcing the restructuring of the Company's manufacturing operations.

     Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

     ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     Exhibit 99.1             Press Release dated November 24, 1998.

     Exhibit 99.2             Press Release dated December 1, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JSCE, INC.

Dated: December 1, 1998                By: /s/ Craig A. Hunt
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                                          Name:  Craig A. Hunt
                                          Title:  Vice President, Secretary &
                                                    General Counsel


                                  EXHIBIT INDEX


   Exhibit No.                   Description
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      99.1          Press Release dated November 24, 1998.

      99.2          Press Release dated December 1, 1998.